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                                                                    EXHIBIT 10.2

                                                                       EXHIBIT A

                              FORM OF INITIAL NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 2(D)(VIII) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(D)(VIII) HEREOF.

                         SENIOR SECURED CONVERTIBLE NOTE

_________ __, 2004                                                 $____________

      FOR VALUE RECEIVED, GALAXY ENERGY CORPORATION, a Colorado corporation (the "COMPANY"), hereby promises to pay to the order of __________________ or registered assigns (the "HOLDER") the principal amount of ___________________ United States Dollars ($________________) when due and to pay interest ("INTEREST") on the unpaid principal balance hereof at the Applicable Interest Rate, whether upon maturity, acceleration, redemption or otherwise. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed. Interest on this Note shall be payable, in cash or stock in accordance with Section 6, on each Installment Date, or earlier upon conversion or redemption pursuant to the terms hereof.

            (1) Payments of Principal. All payments of principal of this Note
(to the extent such principal is not converted into Shares (as defined below) in accordance with the terms hereof) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a Business Day (as defined below), the same shall instead be due on the next succeeding day that is a Business Day. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement, dated August 19, 2004, pursuant to which this Note and
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the Other Notes (as defined below) were originally issued (as such agreement may be amended from time to time as provided in such agreement, the "SECURITIES PURCHASE AGREEMENT"). This Note and all Other Notes issued by the Company pursuant to the Securities Purchase Agreement on the Initial Closing Date and the Conditional Closing Date (each as defined in the Securities Purchase Agreement) and all convertible notes issued in exchange therefor or replacement thereof are collectively referred to in this Note as the "NOTES."

            (2) Conversion of this Note. This Note shall be converted into Shares on the terms and conditions set forth in this Section 2.

                  (a) Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

                        (i) "ADDITIONAL AMOUNT" means, with respect to any
            principal amount of this Note or Installment Conversion Amount as of the date of any determination, all accrued and unpaid Interest on such principal amount or Installment Conversion Amount, as applicable, through and including such date of determination; provided, however, that with respect to conversion of any portion of a Pro Rata Conversion Amount pursuant to Section 8 or any portion of a Mandatory Compliance Conversion Amount pursuant to Section 13 during any Installment Period as to which the Company has elected conversion of any of the applicable Installment Amount, it shall mean the accrued and unpaid Interest on such portion from the Installment Date commencing such Installment Period through and including the Conversion Date of such Pro Rata Conversion Amount or Mandatory Compliance Conversion Amount, as applicable.

                        (ii) "AGGREGATE NOTES BALANCE" means, as of the date of
            any determination, the aggregate outstanding principal amount of, together with all accrued but unpaid Interest on, all the Notes.

                        (iii) "ALLOCATION PERCENTAGE" means, with respect to
            each holder of Notes, a fraction of which the numerator is the aggregate principal amount of the Notes initially purchased by such holder on the Initial Closing Date and the Conditional Closing Date and of which the denominator is the aggregate principal amount of the Notes purchased by all holders on the Initial Closing Date and the Conditional Closing Date.

                        (iv) "APPLICABLE INTEREST RATE" initially shall mean
            [INSERT: THE PER ANNUM INTEREST RATE EQUAL TO THE PRIME RATE IN EFFECT ON THE ISSUANCE DATE, PLUS SEVEN AND ONE-QUARTER PERCENT (7.25%)]; provided, however, that on the second Business Day of each calendar quarter commencing after the Issuance Date, such rate shall be adjusted to the per annum rate equal to the Prime Rate in effect on such date, plus seven and one-quarter percent (7.25%).

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                        (v) "BUSINESS DAY" means any day other than Saturday,
            Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

                        (vi) "COMMON STOCK" means (A) the Company's common
            stock, $0.001 par value per share, and (B) any capital stock resulting from a reclassification of such common stock.

                        (vii) "COMPANY ALTERNATIVE REDEMPTION RATE" means (A) on
            any date during the period from and including the Issuance Date through and including the date that is one year after the Issuance Date, 107%, and (B) on any date during the period including the first day after the date that is one year after the Issuance Date through, and including the Business Day immediately preceding the Maturity Date, 105%.

                        (viii) "COMPANY CONVERSION PRICE" means, as of any
            Conversion Date or other date of determination, 93% of the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the Conversion Date applicable to the conversion for which such determination is being made.

                        (ix) "CONVERSION AMOUNT" means the sum of (1) the
            principal amount of this Note to be converted, redeemed or otherwise with respect to which this determination is being made and (2) the Additional Amount with respect to the amount referred to in the immediately preceding clause (1); provided, however, that solely with respect to any conversion of any portion of an Installment Conversion Amount pursuant to Section 6(c) (including the delivery of a Conversion Notice with respect thereto), the Conversion Amount shall mean such portion of the Installment Conversion Amount, plus the Additional Amount with respect thereto from the applicable Installment Date through and including the Conversion Date of such portion of the Installment Conversion Date Amount.

                        (x) "CONVERSION PRICE" means (A) as of any Conversion
            Date or other date of determination (other than with respect to an Installment Conversion Amount pursuant to an Installment Conversion (as defined in Section 6(a)), a Pro Rata Conversion Amount pursuant to a Company Alternative Conversion (as defined in Section 8) or a Mandatory Compliance Conversion Amount pursuant to a Mandatory Compliance Conversion (as defined in Section 13)) during the period beginning on the Issuance Date and ending on and including the Maturity Date, the Fixed Conversion Price, and (B) with respect to any Installment Conversion Amount pursuant to an Installment Conversion, Pro Rata Conversion Amount pursuant to a Company Alternative Conversion or Mandatory Compliance Conversion Amount pursuant to a Mandatory Compliance Conversion, the lesser of the Fixed Conversion Price and the Company

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Conversion Price, each as in effect as of such date and subject to adjustment as provided herein.

                        (xi) "DOLLARS" or "$" means United States Dollars.

                        (xii) "DOMESTIC SUBSIDIARIES" means any of the
            Subsidiaries (as defined in the Securities Purchase Agreement) of the Company that are organized or formed under the laws of one of the states, territories or other jurisdictions of the United States of America.

                        (xiii) "EQUITY LIQUIDITY AMOUNT" means, as of the date
            of any determination, the product of (x) twenty (20%) percent of the average monthly dollar trading volume of the Common Stock on its Principal Market (as reported by Bloomberg or any successor thereto) over the three calendar months immediately preceding the date of any such determination, multiplied by (y) the number of calendar months (pro rated for partial months) remaining on the term of the Note from the date of such determination though and including the Maturity Date, multiplied by (z) the Holder's Allocation Percentage.

                        (xiv) "EQUITY LIQUIDITY TEST FAILURE" means that, as of
            the date of any determination, the Equity Liquidity Amount is less than or equal to the Principal plus accrued and unpaid Interest.

                        (xv) "EQUITY LIQUIDITY TEST FAILURE AMOUNT" means that,
            in the event that there is an Equity Liquidity Test Failure as of the date of any determination, the amount by which the Principal plus accrued and unpaid Interest as of such date of determination exceeds the Equity Liquidity Amount.

                        (xvi) "EXPECTED TRADING DAYS" means, with respect to any
            Installment Period, the number of regularly scheduled Business Days in such period on which the Principal Market is scheduled to be open for trading of the Common Stock.

                        (xvii) "FIXED CONVERSION PRICE" means as of any
            Conversion Date or other date of determination, [INSERT: 140% OF THE ARITHMETIC AVERAGE OF THE WEIGHTED AVERAGE PRICE OF THE COMMON STOCK ON EACH OF THE 20 CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING THE ISSUANCE DATE], subject to adjustment as provided herein.

                        (xviii) "INSTALLMENT AMOUNT" means, (I) with respect to
            that Installment Date that is the Interest Only Payment Date, the Additional Amount with respect to the Principal as of such Installment Date, calculated as of such Installment Date, and (II) with respect to any Installment Date that is not the Interest Only Payment Date, the sum of (A) the lesser of (x) the Principal

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            Amortization Amount multiplied by the Holders' Allocation Percentage and (y) the Principal, plus (B) the Additional Amount with respect to the Principal as of such Installment Date calculated as of such Installment Date, in each case subject to the reduction of any Installment Amount in accordance with Section 2(d)(ix). In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of the applicable Installment Amount.

                        (xix) "INSTALLMENT DATE" means each of the Interest Only
            Payment Date and the first Business Day of each calendar month beginning on and including March 1, 2005 through and including the calendar month immediately preceding the Maturity Date.

                        (xx) "INSTALLMENT PERIOD" means a period beginning on
            and including an Installment Date and ending on and including the date immediately preceding the next subsequent Installment Date, or in the case of the last Installment Date prior to the Maturity Date, the period beginning on and including such Installment Date and ending on and including the date immediately preceding the Maturity Date.

                        (xxi) "INTEREST ONLY PAYMENT DATE" shall mean January
            14, 2005, on which a payment of Interest only shall be due to the Holder, payable in cash or stock in accordance with Section 6.

                        (xxii) "ISSUANCE DATE" means the original date of
            issuance of this Note pursuant to the Securities Purchase Agreement, regardless of any exchange or replacement hereof.

                        (xxiii) "MANDATORY COMPLIANCE AMOUNT" means, as of the
            date of any determination, (A) the greater of (1) the Equity Liquidity Test Failure Amount and (2) the Share Availability Test Failure Amount, minus (B) the sum of any Installment Conversion Amount, any Installment Redemption Amount and any Pro Rata Redemption Amount, in each case as to which notice has been given to the Holder in accordance herewith, but which has not been converted or redeemed prior to the date of such determination, and as to which the Company is in compliance with Sections 6 and 7 and all conditions to such conversion or redemption continue to be satisfied as of such date of determination.

                        (xxiv) "MATURITY DATE" means September 1, 2006, or such
            earlier date as all amounts due under this Note have been fully paid; provided, however, that if the Conditional Closing (as defined in the Securities Purchase Agreement) occurs on or prior to January 13, 2005, then it shall mean March 1, 2007, or such earlier date as all amounts due under this Note have been fully paid.

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                        (xxv) "OTHER NOTES" means the convertible notes, other
            than this Note, issued by the Company pursuant to the Securities Purchase Agreement and all convertible notes issued in exchange therefor or replacement thereof.

                        (xxvi) "PERSON" means an individual, a limited liability
            company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

                        (xxvii) "PRIME RATE" shall mean the Prime Rate as
            published from time to time in The Wall Street Journal, as such rate may vary from time to time. If such rate is expressed in a range in said publication, the higher rate of the reported range will apply.

                        (xxviii)"PRINCIPAL" means the outstanding principal
            amount of this Note as of any date of determination.

                        (xxix) "PRINCIPAL AMORTIZATION AMOUNT" means (A)
            $625,000.00 if the Conditional Closing occurs on or prior to January 13, 2005, or (B) $833,333.33 if the Conditional Closing does not occur on or prior to January 13, 2005.

                        (xxx) "PRINCIPAL MARKET" means the principal securities
            exchange or trading market for a security.

                        (xxxi) "REGISTRATION RIGHTS AGREEMENT" means that
            certain registration rights agreement among the Company and the initial holders of the Notes relating to the filing of registration statements covering, among other things, the resale of the Shares issuable upon conversion of the Notes, as such agreement may be amended from time to time as provided in such agreement.

                        (xxxii) "SEC" means the United States Securities and
            Exchange Commission, or any successor thereto.

                        (xxxiii) "SECURITY AGREEMENT" means that certain
            security agreement among the Company, the Domestic Subsidiaries and the initial holders of the Notes relating to the granting by the Company and the Domestic Subsidiaries of a first-priority security interest in all the assets of the Company and the Domestic Subsidiaries, as such agreement may be amended from time to time as provided in such agreement.

                        (xxxiv) "SECURITY DOCUMENTS" means any agreement,
            document or instrument executed concurrently herewith or at any time hereafter pursuant to which the Company, its Domestic Subsidiaries or any other Person either

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            (i) guarantees payment or performance of all or any portion of the obligations hereunder or under any other instruments delivered in connection with the transactions contemplated hereby and by the Securities Purchase Agreement, and/or (ii) provides, as security for all or any portion of such obligations, a lien on any of its assets in favor of the Holder, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

                        (xxxv) "SHARE AVAILABILITY AMOUNT" means, as of the date
            of any determination, the product of (A) the arithmetic average of the Weighted Average Price of the Common Stock on each of the ten
            (10) consecutive Trading Days immediately preceding such date of determination and (B) the difference between (x) the number of shares of Common Stock registered and available for immediate resale pursuant to effective Registration Statements, without regard to any Allowable Grace Periods (as defined in the Registration Rights Agreement), and reserved for issuance for the Holder, minus (y) the number of shares of Common Stock for which Warrants then outstanding and held by the Holder are then exercisable.

                        (xxxvi) "SHARE AVAILABILITY TEST FAILURE" means that, as
            of the date of any determination, the Share Availability Amount is less than the Principal plus accrued and unpaid Interest.

                        (xxxvii) "SHARE AVAILABILITY TEST FAILURE AMOUNT" that,
            in the event that there is a Share Availability Test Failure as of the date of any determination, the amount by which the Principal plus accrued and unpaid Interest as of such date of determination exceeds the Share Availability Amount.

                        (xxxviii) "SHARES" means shares of Common Stock.

                        (xxxix) "TRADING DAY" means any day on which the Common
            Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on such exchange or market for less than 4.5 hours.

                        (xl) "WARRANTS" means the warrants issued to the holders
            of the Notes pursuant to the Securities Purchase Agreement, and all warrants issued in exchange or substitution therefor or replacement thereof (including any warrants issued pursuant Section 3(b) of the Initial Warrants (as defined in the Securities Purchase Agreement) or any similar provisions of any warrants issued in exchange or substitution therefor or in replacement thereof).

                        (xli) "WEIGHTED AVERAGE PRICE" means, for any security
            as of any date, the dollar volume-weighted average price for such security on its Principal

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            Market during the period beginning at 9:30 a.m. New York Time (or such other time as its Principal Market publicly announces is the official open of trading) and ending at 4:00 p.m. New York Time (or such other time as its Principal Market publicly announces is the official close of trading) as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" functions, or if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m. New York Time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m. New York Time (or such other time as such over-the-counter market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding as to which such determination is being made. If the Company and the holders of the Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding as to which such determination is being made are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term "Weighted Average Price" being substituted for the term "Company Conversion Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

                  (b) Holder's Conversion Right; Mandatory Redemption at Maturity. Subject to the provisions of Section 5, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert all or any part of the Principal (and the Additional Amount relating thereto) into fully paid and nonassessable Shares in accordance with Section 2(d), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a Share upon any conversion. If the issuance would result in the issuance of a fraction of a Share, then the Company shall round such fraction of a Share up or down to the nearest whole share. If any Principal remains outstanding on the Maturity Date, then all such Principal shall be redeemed as of such date in accordance with
Section 2(d)(vii).

                  (c) Conversion Rate. The number of Shares issuable upon conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula (the "CONVERSION RATE"):

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                                Conversion Amount
                                -----------------
                                Conversion Price

                  (d) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

                        (i) Holder's Delivery Requirements. To convert a
            Conversion Amount into Shares on any date (the "CONVERSION DATE"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. New York Time on such date, a copy of an executed conversion notice in the form attached hereto as
            Exhibit I (the "CONVERSION NOTICE") to the Company and (B) if required by Section 2(d)(viii), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original Note being converted (or an indemnification undertaking reasonably acceptable to the Company with respect to this Note in the case of its loss, theft or destruction). Such Conversion Notice shall specify whether and in what amounts the Conversion Amount relates to (i) an Installment Conversion pursuant to Section 6, (ii) a Company Alternative Conversion pursuant to Section 8; and/or (iii) a Mandatory Compliance Conversion pursuant to Section 13, and any such conversion shall reduce the applicable Installment Conversion Amount, Pro Rata Conversion Amount and/or Mandatory Compliance Conversion Amount, as so specified.

                        (ii) Company's Response. Upon receipt or deemed receipt
            (which for purposes hereof shall mean pursuant to Section 6(c)) by the Company of a copy of a Conversion Notice, the Company (I) shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Holder and the Company's designated transfer agent (the "TRANSFER AGENT"), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the second (2nd) Business Day following the date of receipt or deemed receipt by the Company of such Conversion Notice (the "SHARE DELIVERY DATE") (A) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the Holder is eligible to receive Shares through DTC, credit such aggregate number of Shares to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) if the foregoing shall not apply, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Shares to which the Holder shall be entitled. If this Note is submitted for conversion, as may be required by Section 2(d)(viii), and the Principal represented by this Note is greater than the Principal being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note (the "NOTE DELIVERY

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            DATE") and at its own expense, issue and deliver to the Holder a new
            Note representing the Principal not converted.

                        (iii) Dispute Resolution. In the case of a dispute as to
            the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the Shares representing the number of Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) Business Day of receipt or deemed receipt of the Holder's Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall immediately submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Company and the holders of the Notes representing at least two-thirds (2/3) of the aggregate principal amounts of the Notes then outstanding as to which such determination is being made, or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant, as the case may be. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent error.

                        (iv) Record Holder. The person or persons entitled to
            receive the Shares issuable upon a conversion of this Note shall be treated for all purposes as the legal and record holder or holders of such Shares on the Conversion Date.

                        (v) Company's Failure to Timely Convert.

                              (A) Cash Damages. If within three (3) Business
Days after the Company's receipt of the facsimile copy of a Conversion Notice or deemed receipt of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder for, or credit the Holder's or its designee's balance account with DTC with, the number of Shares to which the Holder is entitled upon the Holder's conversion of any Conversion Amount, or if the Company fails to issue and deliver a new Note representing the Principal to which such Holder is entitled on or before the Note Delivery Date pursuant to
Section 2(d)(ii), then in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Company shall pay additional damages to the Holder for each day after the Share Delivery Date such conversion is not timely effected and/or each day after the Note Delivery Date such Note is not delivered in an amount equal to 0.5% of the sum of (a) the product of (I) the number of Shares not issued to the Holder or its designee on or prior to the Share Delivery Date and to which the Holder is entitled and (II) the Weighted Average Price of the Common Stock on the Share Delivery Date (such product is referred to herein as the "SHARE PRODUCT AMOUNT"), and (b) in the event the Company has failed to deliver a Note to the Holder on or prior to the Note Delivery Date, the product of (y) the number of Shares issuable upon conversion of the Principal represented by the Note as of the Note Delivery Date and (z) the Weighted Average Price of the Common Stock on the Note Delivery Date; provided that in no event shall cash damages accrue pursuant to this Section 2(d)(v)(A) with respect to the Share Product Amount during the period, if any, in which the Conversion Price or the arithmetic calculation of the Conversion Rate is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided that the Shares are delivered to the Holder within one (1) Business Day of the resolution of such bona fide dispute. Alternatively, subject to Section 2(d)(iii), at the election of the Holder made in the Holder's sole discretion, the Company shall pay to the Holder, in lieu of the additional damages referred to in the preceding sentence (but in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity)), 110% of the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the Shares purchased to make delivery in satisfaction of a sale by such holder of the Shares to which such holder is entitled but has not received upon a conversion exceeds (B) the net proceeds received by such holder from the sale of the Shares to which the Holder is entitled but has not received upon such conversion. If the Company fails to pay the additional damages set forth in this Section 2(d)(v) within five (5) Business Days of the date incurred, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of Shares equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by
(Y) the Conversion Price in effect on such Conversion Date as specified by the Holder in the Conversion Notice.

                              (B) Void Conversion Notice; Adjustment to
Conversion Price. If for any reason the Holder has not received all of the Shares prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Note, then the Holder, upon written notice to the Company (a "VOID CONVERSION NOTICE"), may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to the Holder's Conversion Notice; provided that the voiding of the Holder's Conversion Notice shall not affect the Company's obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(d)(v)(A) or otherwise. Thereafter, the Fixed Conversion Price with respect to all of the Principal shall be adjusted to the lesser of (I) the Fixed Conversion Price as in effect on the date on which the Holder voided the Conversion Notice and (II) the lowest Weighted Average Price during the period beginning on the Conversion Date and ending on the date such holder voided the Conversion Notice, subject to further adjustment as provided in this Note; provided that in no event shall an adjustment to the Fixed Conversion Price with respect to any Principal be made pursuant to this Section 2(d)(v)(B) with respect to any conversion of this Note that is the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided the Shares are delivered to the Holder within one (1) Business Day of the resolution of such bona fide dispute.

                              (C) Redemption. If for any reason the Holder has
not received all of the Shares prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Note (a "CONVERSION FAILURE"), then the Holder, upon written notice to the Company, may require that the Company redeem, in accordance with Section 3, all of the Principal, including the Principal previously submitted for conversion and with respect to which the Company has not delivered shares of Common Stock; provided that the Holder shall not be entitled to require redemption of any Principal pursuant to this clause (C) solely as a result of a Conversion Failure caused by any Principal being the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided the Shares are delivered to the Holder within one (1) Business Day of the resolution of such bona fide dispute.

                        (vi) Pro Rata Conversion. In the event the Company
            receives a Conversion Notice from more than one holder of the Notes for the same Conversion Date and the Company can convert some, but not all, of such Notes, then, subject to Section 5(c), the Company shall convert from each holder of the Notes electing to have Notes converted at such time a pro rata amount of such holder's Note submitted for conversion based on the principal amount of the Note submitted for conversion on such date by such holder relative to the principal amount of the Notes submitted for conversion on such date.

                        (vii) Mechanics of Mandatory Redemption. If any
            Principal remains outstanding on the Maturity Date, then the Holder shall surrender this Note, duly endorsed for cancellation, to the Company, and such Principal shall be redeemed by the Company as of the Maturity Date by payment on the Maturity Date to the Holder of an amount equal to the sum of (A) 100% of such Principal plus (B) the Additional Amount with respect to such Principal.

                        (viii) Book-Entry. Notwithstanding anything to the
            contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless all of the Principal is being converted. The Holder and the Company shall maintain records showing the principal amount converted or redeemed and the dates of such conversions or redemptions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or redemption. In the event of any dispute or discrepancy, such records of the Company establishing the Principal to which the Holder is entitled shall be controlling and determinative in the absence of error. Notwithstanding the foregoing, if this Note is converted or redeemed as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining Principal represented by this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or redemption of any portion of this Note, the Principal of this Note may be less than the principal amount stated on the face hereof. Each Note shall bear the following legend:

                  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 2(d)(viii) HEREOF. THE PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(d)(viii) HEREOF.

                        (ix) Application of Conversion Amounts. Subject to
            Sections 6(b), 7(b) and 13(b), any principal amount which the Holder converts in accordance with this Section 2 (other than pursuant to Installment Conversions) shall be deducted first from the Installment Amount relating to the latest Installment Date (i.e., nearest to the Maturity Date) with respect to which Installment Amounts remain outstanding and then sequentially from the immediately preceding Installment Amounts.

                  (e) Taxes. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Shares upon the conversion of this Note.

                  (f) Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 2(f).

                        (i) Adjustment of Fixed Conversion Price upon Issuance
            of Common Stock. If and whenever on or after the Issuance Date, the Company issues or sells, or in accordance with this Section 2(f) is deemed to have issued or sold, any Shares (including the issuance or sale of Shares owned or held by or for the account of the Company, but excluding Exempted Issuances) for a consideration per share less than a price (the "APPLICABLE PRICE") equal to the Fixed Conversion Price in effect immediately prior to such time, then immediately after such issue or sale, the Fixed Conversion Price then in effect shall be reduced to an amount equal to such consideration per share. For purposes of determining the adjusted Fixed Conversion Price under this
            Section 2(f)(i), the following shall be applicable:

                              (A) Issuance of Options. If the Company in any
manner grants or sells any Options (as defined below) and the lowest price per share for which one Share is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities (as defined below) issuable upon exercise of such Option is less than the Applicable Price, then such Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(f)(i)(A), the "lowest price per share for which one Share is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Share upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such Share or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Share upon conversion, exchange or exercise of such Convertible Securities.

                              (B) Issuance of Convertible Securities. If the
Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one Share is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(f)(i)(B), the "lowest price per share for which one Share is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Share upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such Share upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price had been or are to be made pursuant to other provisions of this Section 2(f)(i), then no further adjustment of the Fixed Conversion Price shall be made by reason of such issue or sale.

                              (C) Change in Option Price or Rate of Conversion.
If the purchase, exchange or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Options or Convertible Securities are convertible into or exchangeable or exercisable for Shares changes at any time, then the Fixed Conversion Price in effect at the time of such change shall be adjusted to the Fixed Conversion Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase, exchange or exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(f)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect.

                              (D) Calculation of Consideration Received. In case
any Options are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction or series of related transactions, (A) the Options will be deemed to have been issued for a consideration equal to the greater of $0.01 and the specific aggregate consideration, if any, allocated to such Options (in either case, the "OPTION CONSIDERATION") and, for purposes of applying the provisions of this Section 2(f), the Option Consideration shall be allocated pro rata among all the shares of Common Stock issuable upon exercise of such Options to determine the consideration per share of Common Stock, and (B) the other securities will be deemed to have been issued for an aggregate consideration equal to the aggregate consideration received by the Company for the Options and other securities (determined as provided below), less the sum of (1) the Black-Scholes Value (as defined below) of such Options and (2) the Option Consideration. If any Shares, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration received by the Company consists of marketable securities, in which case the amount of consideration received by the Company will be the Weighted Average Price of such securities on the date of receipt of such securities. If any Shares, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Shares, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. The determination of such appraiser shall be final and binding upon all parties absent error, and the fees and expenses of such appraiser shall be borne by the Company.

                              (E) Record Date. If the Company takes a record of
the holders of Shares for the purpose of entitling them (1) to receive a dividend or other distribution payable in Shares, Options or in Convertible Securities or (2) to subscribe for or purchase Shares, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                              (F) Certain Definitions. For purposes of this
Section 2(f)(i), the following terms have the respective meanings set forth below:

                                    (I) "APPROVED STOCK PLAN" means any employee
benefit plan that has been approved by the Board of Directors and stockholders of the Company prior to the date of the Securities Purchase Agreement and listed on Schedule 3(c) thereto, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                                    (II) "BLACK-SCHOLES VALUE" of any Options
shall mean the sum of the amounts resulting from applying the Black-Scholes pricing model to each such Option, which calculation is made with the following inputs: (i) the "option striking price" being equal to the lowest exercise price possible under the terms of such Option on the date of the issuance of such Option (the "VALUATION DATE"), (ii) the "interest rate" being equal to the interest rate on one-year United States Treasury Bills issued most recently prior to the Valuation Date, (iii) the "time until option expiration" being the time from the Valuation Date until the expiration date of such Option, (iv) the "current stock price" being equal to the Weighted Average Price of the Common Stock on the Valuation Date, (v) the "volatility" being the 100-day historical volatility of the Common Stock as of the Valuation Date (as reported by the Bloomberg "HVT" screen), and (vi) the "dividend rate" being equal to zero. Within three (3) Business Days after the Valuation Date, each of the Company and the holder of this Note shall deliver to the other a written calculation of its determination of the Black-Scholes Value of the Options. If the holder and the Company are unable to agree upon the calculation of the Black-Scholes Value of the Options within five (5) Business Days of the Valuation Date, then the Company shall submit via facsimile the disputed calculation to an investment banking firm (jointly selected by the Company and the holders of Notes representing at least two-thirds (2/3) of the principal amount then outstanding) within seven (7) Business Days of the Valuation Date. The Company shall cause such investment banking firm to perform the calculations and notify the company and the Holder of the results no later than ten (10) Business Days after the Valuation Date. Such investment banking firm's calculation of the Black-Scholes Value of the Options shall be deemed conclusive absent error. The Company shall bear the fees and expenses of such investment banking firm for providing such calculation.

                                    (III) "CONVERTIBLE SECURITIES" means any
stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Shares.

                                    (IV) "EXEMPTED ISSUANCES" shall mean: (A)
Shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan; (B) Shares issued or deemed to have been issued upon the conversion, exchange or exercise of any Option or Convertible Security outstanding on the date prior to the Issuance Date and set forth in Schedule 3(c) to the Securities Purchase Agreement, provided that the terms of such Option or Convertible Security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement; and (C) Shares issued or deemed to have been issued by the Company upon conversion of the Notes or exercise of the Warrants.

                                    (V) "OPTIONS" means any rights, warrants or
options to subscribe for or purchase Shares or Convertible Securities.

                        (ii) Adjustment of Fixed Conversion Price upon
            Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) outstanding Shares into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) its outstanding Shares into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

                        (iii) Holder's Right of Alternative Conversion Price
            Following Issuance of Convertible Securities. If the Company in any manner issues or sells any Options or Convertible Securities at any time on or after the Issuance Date that are convertible into or exchangeable or exercisable for Shares at a price that varies or may vary with the market price of the Shares, including by way of one or more resets to a fixed price or increases in the number of Shares issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Shares (each of the formulations, reductions or adjustment provisions for such variable price being herein referred to as a "VARIABLE PRICE"), then the Company shall provide written notice thereof via facsimile and overnight courier to the Holder ("VARIABLE NOTICE") on the date of issuance of such Convertible Securities or Options. From and after the date the Company issues any such Convertible Securities or Options with a Variable Price, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of any Principal by designating in the Conversion Notice delivered upon conversion of such Principal that, solely for purposes of such conversion, the Holder is relying on the Variable Price rather than the Conversion Price then in effect. The Holder's election to rely on a Variable Price for a particular conversion of Principal shall not obligate the Holder to rely on a Variable Price for any future conversions of Principal.

                        (iv) Other Events. If any event occurs of the type
            contemplated by the provisions of this Section 2(f) but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this
            Section 2(f).

                        (v) Notices.

                              (A) Promptly upon any adjustment of the Conversion
Price, the Company will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                              (B) The Company will give written notice to the
Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 4(a)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

                              (C) The Company will also give written notice to
the Holder at least ten (10) Business Days prior to the date on which any Organic Change (as defined in Section 4(a)), dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

            (3) Redemption at Option of the Holder.

                  (a) Redemption Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder's option, to require the Company to redeem all or a portion of the Principal at a price ("REDEMPTION PRICE") equal to the greater of (i) the sum of (x) 125% of such Principal plus (y) the Additional Amount with respect to such Principal and (ii) the product of (A) the Conversion Rate in effect at such time as the Holder delivers a Notice of Redemption at Option of Holder (as defined below), multiplied by (B) the Weighted Average Price of the Common Stock on the Trading Day immediately preceding such Triggering Event.

                  (b) Triggering Event. A "TRIGGERING EVENT" shall be deemed to have occurred at such time as any of the following events:

                        (i) the failure of any Registration Statement (as
            defined in the Registration Rights Agreement) to be declared effective by the SEC on or prior to the date that is 30 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement);

                        (ii) while the Registration Statement is required to be
            maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including the issuance of a stop order) or is unavailable to the Holder for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

                        (iii) the Common Stock is not quoted on The NASDAQ Stock
            Market's OTC Bulletin Board or listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, or if the Common Stock has been listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, the trading of the Common Stock on such market is suspended for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

                        (iv) the Company's or the Transfer Agent's notice to any
            holder of the Notes, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Notes into Shares that is tendered in accordance with the provisions of the Notes (excluding, however, a notice that relates solely to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided neither such dispute nor such notice is publicly disclosed);

                        (v) a Conversion Failure (as defined in Section
            2(d)(v)(C));

                        (vi) upon the Company's receipt or deemed receipt of a
            Conversion Notice, the Company not being obligated to issue Shares upon such conversion due to the provisions of Section 5(c).

                        (vii) the Company or any of its Domestic Subsidiaries
            breaches any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, this Note, the Security Documents or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 3(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant or other term that is curable, only if such breach continues for a period of at least ten (10) days; or

                        (viii) the Company does not comply with the provisions
            of Section 6, 7, 12 or 13 hereof or Section 4(l), 4(n), 4(o), 4(p) or 4(q) of the Securities Purchase Agreement.

                  (c) Mechanics of Redemption at Option of Holder. Within one
(1) Business Day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("NOTICE OF TRIGGERING EVENT") to the Holder and each holder of the Other Notes. At any time after the earlier of the Holder's receipt of a Notice of Triggering Event and the Holder's becoming aware of a Triggering Event, the Holder may require the Company to redeem up to all of the Principal by delivering written notice thereof via facsimile and overnight courier ("NOTICE OF REDEMPTION AT OPTION OF HOLDER") to the Company, which Notice of Redemption at Option of Holder shall indicate (i) the Principal that the Holder is electing to have the Company redeem from it and (ii) the applicable Redemption Price, as calculated pursuant to Section 3(a) above; provided that a Notice of Redemption at Option of Holder may only be sent during the period beginning on and including the date of the Triggering Event and ending on and including the date which is the later of (I) twenty (20) Business Days after the date on which the Holder receives a Notice of Triggering Event from the Company with respect to such Triggering Event and
(II) ten (10) Business Days after the date on which such Triggering Event is cured and the Holder receives written notice from the Company confirming such Triggering Event has been cured.

                  (d) Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of the Holder from any holder of the Other Notes, the Company shall promptly notify the Holder by facsimile of the Company's receipt of such notice(s). Each holder that has sent such a notice shall, if required pursuant to Section 2(d)(viii), promptly submit to the Company such holder's Note that such holder has elected to have redeemed. The Company shall deliver the applicable Redemption Price to the Holder within five
(5) Business Days after the Company's receipt of a Notice of Redemption at Option of Holder; provided that a Holder's Note shall have been so delivered to the Company. If the Company is unable to redeem all of the Notes submitted for redemption, the Company shall (i) redeem a pro rata amount from each holder of the Notes based on the principal amount of the Notes submitted for redemption by such holder relative to the aggregate principal amount of the Notes submitted for redemption by all holders of the Notes, and (ii) in addition to any remedy the Holder may have under this Note, the Securities Purchase Agreement and the Security Documents, pay to the Holder interest at the rate of 2.0% per month (prorated for partial months) in respect of the unredeemed Principal until paid in full.

                  (e) Void Redemption. In the event that the Company does not pay the Redemption Price within the time period set forth in Section 3(d), at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option (the "VOID OPTIONAL REDEMPTION OPTION") to, in lieu of redemption, require the Company to promptly return to the Holder any or all of the Notes or any portion thereof representing the Principal that was submitted for redemption by the Holder under this Section 3 and for which the Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the "VOID OPTIONAL REDEMPTION NOTICE"). Upon the Company's receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to the Principal subject to the Void Optional Redemption Notice,
(ii) the Company shall immediately return to the Holder any Note subject to the Void Optional Redemption Notice, (iii) the Fixed Conversion Price with respect to all the Principal shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Weighted Average Price during the period beginning on and including the date on which the Notice of Redemption at Option of Holder is delivered to the Company and ending on and including the date on which the Void Optional Redemption Notice is delivered to the Company.

                  (f) Disputes; Miscellaneous. In the event of a bona fide dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 2(d)(iii) above, with the term "Redemption Price" being substituted for the term "Conversion Rate." A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments that have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 3 of less than all of the Principal, the Company shall promptly cause to be issued and delivered to the Holder a Note representing the remaining Principal that has not been redeemed, if necessary.

            (4) Other Rights of the Holders.

                  (a) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person (including, for the avoidance of any doubt, the sale of assets of its Subsidiaries) or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement, in form and substance satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding, to deliver to the Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note and satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding) to ensure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Shares immediately theretofore acquirable and receivable upon the conversion of this Note (without regard to any limitations or restrictions on conversion) such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Shares that would have been acquirable and receivable upon the conversion of this Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the conversion of this Note).

                  (b) Optional Redemption Upon Change of Control. In addition to the rights of the Holder under Section 4(a), upon a Change of Control (as defined below) of the Company the Holder shall have the right, at the Holder's option, to require the Company to redeem all or a portion of the Principal at a price equal to the greater of (A) the sum of (x) 115% of the Principal plus (y) the Additional Amount with respect to such Principal, and (B) the product of (I) the Conversion Rate on the date the Holder gives a Notice of Redemption Upon Change of Control (as defined below), multiplied by (II) the arithmetic average of the Weighted Average Prices of the Common Stock during the five (5) Trading Days immediately preceding such date (the "CHANGE OF CONTROL REDEMPTION PRICE"). No sooner than 30 nor later than 20 Business Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a "NOTICE OF CHANGE OF CONTROL") to the Holder. At any time during the period beginning after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) Business Days prior to a Change of Control, at any time on or after the date which is ten (10) Business Days prior to a Change of Control) and ending on the date of such Change of Control, the Holder may require the Company to redeem all or a portion of the Principal by delivering written notice thereof via facsimile and overnight courier (a "NOTICE OF REDEMPTION UPON CHANGE OF CONTROL") to the Company, which Notice of Redemption Upon Change of Control shall indicate (i) the Principal that the Holder is submitting for redemption, and (ii) the applicable Change of Control Redemption Price, as calculated pursuant to this
Section 4(b). Upon the Company's receipt of a Notice(s) of Redemption Upon Change of Control from any holder of the Other Notes, the Company shall promptly, but in no event later than one (1) Business Day following such receipt, notify the Holder by facsimile of the Company's receipt of such Notice(s) of Redemption Upon Change of Control. The Company shall deliver the Change of Control Redemption Price simultaneously with the consummation of the Change of Control; provided that, if required by Section 2(d)(viii), this Note shall have been so delivered to the Company. The Company shall not enter into any binding agreement or other arrangement with respect to a Change of Control unless the Company provides that the payments provided for in this Section 4(b) shall have priority to payments to stockholders in connection with such Change of Control and the Company complies with such provision. For purposes of this
Section 4(b), "CHANGE OF CONTROL" means (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company),
(ii) the sale or transfer of all or substantially all of the Company's assets (including, for the avoidance of any doubt, the sale of assets of its Subsidiaries) or (iii) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding Shares.

                  (c) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of its capital stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such holder could have acquired if the Holder had held the number of Shares acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            (5) Limitations on Conversion.

                  (a) Permitted Conversions. The Holder shall not have the right to convert this Note except at any time (i) pursuant to a Conversion Notice at the Fixed Conversion Price, (ii) after the date that is 183 days after the Issuance Date, (iii) upon the occurrence of a Triggering Event, (iv) following the public announcement of a pending, proposed or intended Change of Control,
(v) in connection with an Installment Conversion pursuant to Section 6, (vi) in connection with a Company Alternative Conversion pursuant to Section 8 or (vii) in connection with a Mandatory Compliance Conversion pursuant to Section 13.

                  (b) 4.99% Limitation. The Company shall not effect any conversion of this Note and the Holder shall not have the right to convert Principal or any Additional Amount in excess of that portion of the Principal or any Additional Amount that, upon giving effect to such conversion, would cause the aggregate number of Shares beneficially owned by the Holder and its affiliates to exceed 4.99% of the total outstanding Shares following such conversion. For purposes of the foregoing proviso, the aggregate number of Shares beneficially owned by the Holder and its affiliates shall include the Shares issuable upon conversion of this Note with respect to which the determination of such proviso is being made, but shall exclude the Shares that would be issuable upon (i) conversion of the remaining, unconverted Principal and any Additional Amount with respect thereto beneficially owned by the Holder and its affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company (including any warrants or convertible preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"). For purposes of this Section 5(b), in determining the number of outstanding Shares the Holder may rely on the number of outstanding Shares as reflected in (1) the Company's most recent Form 10-QSB, Form 10-Q, Form 10-KSB or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of Shares outstanding. Upon the written request of the Holder, the Company shall promptly, but in no event later than two (2) Business Days following the receipt of such request, confirm in writing to the Holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion, exercise or exchange of securities of the Company, including the Notes and the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding Shares was reported.

                  (c) Limitation on Number of Conversion Shares. Prior to the date on which Shareholder Approval (as defined in Section 4(k) of the Securities Purchase Agreement) has been obtained, the Company shall not be obligated to issue any Shares upon conversion of this Note if the issuance of such Shares would exceed that number of Shares which the Company may issue upon Conversion of this Note (the "EXCHANGE CAP") without breaching the Company's obligations under the rules or regulations of the Principal Market, if at the time of any determination, the Common Stock is listed on a national securities exchange or on the NASDAQ National Market or NASDAQ SmallCap Market, except that such limitation shall not apply in the event that the Company obtains a written opinion from outside counsel to the Company that approval of the Company's shareholders is not required under the applicable rules of the Principal Market, which opinion shall be reasonably satisfactory to the Holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. Until Shareholder Approval or such written opinion is obtained, no purchaser of Notes pursuant to the Securities Purchase Agreement (the "PURCHASERS") shall be issued, upon conversion of this Note, a number of Shares greater than the product of (i) the Exchange Cap amount multiplied by (ii) such Purchaser's Allocation Percentage (the "CAP ALLOCATION AMOUNT"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of Notes, shall convert all of such holder's Notes and exercise such holders Warrants into a number of Shares which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Shares actually issued to such holder upon conversion of such holder's Notes and exercise of such holder's Warrants shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Notes and Warrants on a pro rata basis in proportion to the aggregate number of Shares issuable upon conversion of the Notes and exercise of the Warrants then held by each such Holder.

            (6) Installment Conversion or Redemption.

                  (a) General. With respect to each Installment Date, the Company shall either (i) require conversion of the applicable Installment Amount, in whole or in part, in accordance with this Section 6 at the applicable Conversion Price, but subject to the satisfaction of the Conditions to Installment Conversion (as defined below) (an "INSTALLMENT CONVERSION") or (ii) redeem the applicable Installment Amount, in whole or in part, in accordance with this Section 6 (an "INSTALLMENT REDEMPTION"); provided that all of the outstanding applicable Installment Amount must be converted or redeemed by the Company, subject to the provisions of this Section 6; provided further that the Company may elect more than one of the Installment Conversion and the Installment Redemption, if each such election is with respect to at least 20% of the Installment Amount. Not more than fifteen (15) Business Days nor less than ten (10) Business Days immediately preceding each Installment Date, the Company shall deliver written notice (each an "INSTALLMENT NOTICE"), which Installment Notice shall state (i) the portion, if any, of the applicable Installment Amount which the Company elects to convert pursuant to an Installment Conversion (the "INSTALLMENT CONVERSION AMOUNT"), (ii) the portion, if any, of the applicable Installment Amount which the Company elects to redeem pursuant to an Installment Redemption (the "INSTALLMENT REDEMPTION AMOUNT"), which amount when added to the Installment Conversion Amount must equal the applicable Installment Amount, and
(iii) if the Company has elected, in whole or in part, an Installment Conversion, then the Installment Notice shall certify that the Conditions to Installment Conversion are satisfied as of the date of the Installment Notice. If at any time during an Installment Period after the Company delivers an Installment Notice certifying that the Conditions to Installment Conversion are satisfied, one or more of the Conditions to Installment Conversion is no longer satisfied (a "SUBSEQUENT CONDITION FAILURE"), the Company shall immediately notify the Holder that the Conditions to Installment Conversion are no longer satisfied. If the Company does not deliver an Installment Notice in accordance with this Section 6(a), then the "INSTALLMENT REDEMPTION AMOUNT" shall mean the applicable Installment Amount. The Installment Notice shall be irrevocable. The Company shall elect to redeem and convert the applicable Installment Amount pursuant to this Section 6 and the corresponding Installment Amounts of the Other Notes pursuant to the corresponding provisions of the Other Notes in the same ratio of principal amount being redeemed and principal amount being converted. The Installment Redemption Amount (whether set forth in the Installment Notice or by operation of this Section 6(a)) shall be redeemed in accordance with Section 6(b) and the Installment Conversion Amount shall be converted in accordance with Section 6(c).

                  (b) Mechanics of Installment Redemption. If the Company elects, or is deemed to have elected, an Installment Redemption in accordance with Section 6(a), then the Installment Redemption Amount, if any, which remains outstanding on the applicable Installment Date shall be redeemed by the Company on such Installment Date, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the "INSTALLMENT REDEMPTION PRICE") equal to 100% of the Installment Redemption Amount. If the Company fails to redeem any Installment Redemption Amount which is outstanding on the applicable Installment Date by payment to the Holder of the applicable Installment Redemption Price, then in addition to any remedy the Holder may have under this Note (including Section 3) and the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Installment Redemption Price payable in respect of such unredeemed Installment Redemption Amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Notwithstanding anything to the contrary in this Section 6, but subject to Section 5, until the Installment Redemption Price (together with any interest thereon) is paid in full, the Installment Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to
Section 2. In the event the Holder delivers a Conversion Notice to the Company after the earlier of the date which is 10 Business Days immediately preceding the applicable Installment Date and the Holder's receipt of the Installment Notice in which the Company elects or is deemed to have elected an Installment Redemption but prior to the applicable Installment Date, the Conversion Amount specified in such Conversion Notice shall be deducted (1) first, unless otherwise specified in writing by the Holder, from any unconverted Installment Conversion Amount relating to the immediately preceding Installment Date, unconverted Pro Rata Conversion Amount relating to the immediately preceding Installment Date and/or unconverted Mandatory Compliance Conversion Amount relating to the immediately preceding Mandatory Compliance Conversion Notice Date (in each case as specified in the applicable Conversion Notice) then (2) second, from the Installment Redemption Amount, then (3) third, from any Mandatory Compliance Redemption Amount which is the subject of a Mandatory Compliance Notice but which has not yet been redeemed, then (4) fourth, from any Pro Rata Redemption Amount which is the subject of a Company Alternative Redemption Notice but which has not yet been redeemed, and then (5) fifth, in accordance with Section 2(d)(ix).

                  (c) Mechanics of Installment Conversion. If the Company delivers an Installment Notice with respect to any Installment Date in which the Company elects, in whole or in part, an Installment Conversion in accordance with Section 6(a), then, subject to Section 5, the Holder shall convert the applicable Installment Conversion Amount, if any, which remains outstanding, together with any Additional Amount with respect to such Installment Conversion Amount accruing from such Installment Date through and including the applicable Conversion Date, at such time or times as the Holder, in its sole discretion determines, during the Installment Period commencing on such Installment Date; provided, however, that the Holder shall not be permitted to convert at a Conversion Price lower than the Fixed Conversion Price, during the Installment Period, any portion of the Installment Conversion Amount that exceeds the product of (i) the Holder's Allocation Percentage and (ii) fifteen percent (15%) of the sum of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market on each of the Trading Days during the Installment Period (such limitation, the "INSTALLMENT VOLUME CONVERSION RESTRICTION"). The Holder shall convert all or any portion of the applicable Installment Amount by delivering a Conversion Notice pursuant to
Section 2 with respect to the portion of such Installment Conversion Amount being so converted and the Additional Amount with respect thereto from the Installment Date through and including the Conversion Date thereof; provided that the Conditions to Installment Conversion are satisfied (or waived in writing by the Holder) on such Installment Date and at the time the Holder delivers the Conversion Notice. In the event of a Subsequent Condition Failure (where such unsatisfied conditions are not waived in writing by the Holder), the Company shall redeem such unconverted Installment Conversion Amount, or portion thereof, together with the Additional Amount with respect thereto from the Installment Date through and including the date of such redemption (such designated amount being referred to as the "ADDITIONAL REDEMPTION AMOUNT"). Such redemption shall occur on the later of the Installment Date and the first Business Day after such Subsequent Condition Failure (either instance referred to as the "ADDITIONAL PAYMENT DATE") and the Company shall pay to the Holder on the Additional Payment Date, by wire transfer of immediately available funds, an amount in cash (the "ADDITIONAL REDEMPTION PRICE") equal to 100% of the Additional Redemption Amount. If the Company fails to redeem any Additional Redemption Amount on the Additional Payment Date by payment of the Additional Redemption Price, then the Holder shall have the rights set forth in Section 6(b) as if the Company failed to pay the applicable Installment Redemption Price (including such failure constituting a Triggering Event described in Section 3(b)(viii)). In the event any Installment Conversion Amount has not been converted by the Holder prior to the date immediately preceding the next subsequent Installment Date (or the Maturity Date in the case of the final installment) (the "FINAL INSTALLMENT DETERMINATION DATE"), then, subject to the limitations set forth in this Section 6(c) and Sections 5 and 6(f), the remaining Installment Conversion Amount shall be converted as of the Final Installment Determination Date, as if the Holder had delivered a Conversion Notice pursuant to Section 2 with respect to such Installment Conversion Amount on the Final Installment Determination Date but without the Holder being required to actually deliver such Conversion Notice, provided that the Conditions to Installment Conversion are satisfied (or waived in writing by the Holder) on the Final Installment Determination Date; in the event that the Conditions to Installment Conversion are not satisfied on the Final Installment Determination Date, the Company shall redeem the Installment Conversion Amount in accordance with the provisions in this Section 6(c) with respect to a redemption following a Subsequent Condition Failure. The date the Holder receives the Installment Notice shall mean the "INSTALLMENT NOTICE DATE." Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Installment Conversion shall contain any material non-public information.

                  (d) Conditions to Installment Conversion. For purposes of this
Section 6, "CONDITIONS TO INSTALLMENT CONVERSION" means the following conditions: (i) during the period beginning on and including the Issuance Date and ending on and including the applicable date that 100% of the applicable Installment Amount (and any Additional Amount with respect thereto) has been converted into Shares in accordance with this Section 6 and such Shares have been delivered to the Holder in accordance with Section 2 (the "INSTALLMENT CONVERSION DATE"), the Company shall have delivered Shares upon conversion of Conversion Amounts of this Note on a timely basis as set forth in Section 2(d)(ii) and delivered Shares upon exercise of the Warrants on a timely basis as set forth in Section 2(a) of the Warrants; (ii) on each day during the period beginning ninety (90) days (or one (1) Business Day in the case of an election that relates to an Interest Only Payment Date) prior to the Installment Notice Date and ending on and including the applicable Installment Conversion Date, the Common Stock is quoted on The NASDAQ Stock Market's OTC Bulletin Board or listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, and if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, the Common Stock has not been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the period beginning ninety (90) days prior to the Installment Notice Date and ending on and including the applicable Installment Conversion Date, there shall not have occurred the consummation of a Change of Control; (iv) during the period beginning on and including the Issuance Date and ending on and including the applicable Installment Conversion Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control which has not been abandoned, terminated or consummated and publicly announced as such at least ten (10) Trading Days prior to the Installment Notice Date or
(y) a Triggering Event or an Event of Default (as defined in Section 11); (v) on each day during the period beginning forty-five (45) days (or one (1) day in the case of an election that relates to an Interest Only Payment Date) prior to the Installment Notice Date and ending on and including the applicable Installment Conversion Date, the Registration Statement (as defined in the Registration Rights Agreement) shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement) and there shall not have been any Grace Period (as defined in the Registration Rights Agreement) during such period; (vi) on each of the five consecutive Trading Days immediately preceding the delivery of an Installment Notice specifying any Installment Conversion Amount, the Weighted Average Price of the Common Stock shall exceed $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement), (VII) the aggregate Conversion Amount of the Notes selected for conversion by the Company as reflected in the Installment Notice shall not require the conversion by all holders of Notes of an aggregate Installment Conversion Amount that exceeds ten percent (10%) of the product of
(A) the arithmetic average of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market on each of the twenty (20) consecutive Trading Days ending on and including the date immediately preceding the Installment Notice Date, and (B) the number of Expected Trading Days during the Installment Period to which the Installment Notice relates, (viii) the Shareholder Approval has been obtained or the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market such that approval of the Company's shareholders to issue Conversion Shares upon the conversion of the Notes and Warrant Shares upon exercise of the Warrants in excess of the Exchange Cap is not required and (ix) on each day during the period beginning on and including the later of the Issuance Date and ninety (90) days prior to the Installment Notice Date and ending on and including the applicable Installment Conversion Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all respects and shall not have breached, or been in breach, of any provision or covenant of the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents, any of the Warrants or any of the Notes.

                  (e) Installment Floor. If the Weighted Average Price of the Common

Stock during the applicable Installment Period falls below $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement), or such higher price (not to exceed 85% of the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) Trading Days immediately preceding the Installment Notice Date and (ii) the Weighted Average Price on the Trading Day immediately preceding the Installment Notice
Date) as provided by the Company in any applicable Installment Notice (the "INSTALLMENT TRIGGER PRICE"), then any Installment Conversion pursuant to
Section 6(c) shall automatically terminate with respect to any Installment Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Floor Trigger Date (as defined below), in accordance with this Section 6(e). In the event that the Company provides for a higher price in any Installment Notice, such new Installment Trigger Price shall be the Installment Trigger Price for all remaining Installment Periods under this Note, until and unless the Company provides for a new Installment Trigger Price in any subsequent Installment Notice. The Installment Trigger Price shall be subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction. The first Trading Day, if any, during the applicable Installment Period on which the Weighted Average Price of the Common Stock is less than the Installment Trigger Price shall constitute a "FLOOR TRIGGER DATE" with respect to such Installment Period. On or prior to the date that is two (2) Business Days after such Floor Trigger Date (the "SECOND PAYMENT DATE"), the Company shall redeem all of the remaining unconverted Installment Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Floor Trigger Date, together with the Additional Amount with respect to such unconverted Installment Conversion Amount accruing from such Installment Date through and including the date of such redemption (the "SECOND REDEMPTION AMOUNT"), by payment to the Holder on or before the Second Payment Date, by wire transfer of immediately available funds, an amount in cash (the "SECOND REDEMPTION PRICE") equal to 100% of the Second Redemption Amount. If the Company fails to redeem any Second Redemption Amount on or before the Second Payment Date by payment of the Second Redemption Price, then the Holder shall have the rights set forth in Section 6(b) as if the Company failed to pay the applicable Installment Redemption Price (including such failure constituting a Triggering Event described in Section 3(b)(viii)).

                  (f) Installment Period Volume Limitations. Notwithstanding anything contained in this Section 6 to the contrary, the Holder shall not be required (but shall be permitted) to convert (and shall not be deemed, solely as a result of Section 6(c), to have converted) any portion of an Installment Conversion Amount on the applicable Final Installment Determination Date in excess of the difference between (A) the product of (I) the Holder's Allocation Percentage and (II) ten percent (10%) of the sum of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market on each of the Trading Days during the Installment Period, minus (B) any Installment Conversion Amount previously converted by the Holder during the Installment Conversion Period. In the event that any portion of the Installment Conversion Amount remains unconverted on the Final Installment Determination Date because the Holder has not delivered a Conversion Notice with respect thereto on or prior to the Final Installment Determination Date and such portion does not otherwise convert as a result of the limitation set forth in this Section 6(f), the Company shall redeem such unconverted portion of the Installment Conversion Amount, together with the Additional Amount with respect thereto from the Installment Date through and including the date of such redemption, on or before the date that is three (3) Business Days following the Final Installment Determination Date, by wire transfer of immediately available funds. If the Company fails to redeem any such amount on or before such date, then the Holder shall have the rights set forth in Section 6(b) as if the Company failed to pay the applicable Installment Redemption Price (including such failure constituting a Triggering Event described in Section 3(b)(viii)).

            (7) Company Alternative Redemption.

                  (a) General. At any time after 183 days after the Issuance Date, the Company shall have the right to redeem some or all of the Principal (a "COMPANY ALTERNATIVE REDEMPTION") (excluding Principal that is part of (x) an Installment Amount relating to an Installment Notice Date (y) a Mandatory Compliance Amount relating to a Mandatory Compliance Notice Date or (z) a Pro Rata Conversion Amount relating to a Company Alternative Conversion Notice Date, in any such case occurring prior to the Company Alternative Redemption Date) for an amount in cash equal to the product of (A) the applicable Alternative Redemption Rate and (B) of the sum of (i) the Principal being redeemed pursuant to this Section 7, plus (ii) the Additional Amount with respect to such Principal as of the Company Alternative Redemption Date (as defined below) (the "COMPANY ALTERNATIVE REDEMPTION PRICE"); provided that the Conditions to Company Alternative Redemption (as set forth in Section 7(c)) and the conditions of this
Section 7(a) and Section 7(b) are satisfied (or waived in writing by the Holder). The Company may exercise its right to Company Alternative Redemption by delivering to the Holder written notice ("COMPANY ALTERNATIVE REDEMPTION NOTICE") at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to the date of consummation of such redemption ("COMPANY ALTERNATIVE REDEMPTION DATE"). The date on which the Holder receives the Company Alternative Redemption Notice is referred to as the "COMPANY ALTERNATIVE REDEMPTION NOTICE DATE." The Company Alternative Redemption Notice shall be irrevocable. If the Company elects a Company Alternative Redemption pursuant to this Section 7(a), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects a Company Alternative Redemption (or similar action under the Other Notes) with respect to less than all of the aggregate principal amount of the Notes then outstanding (ignoring for such purposes all principal amounts that are part of Installment Amounts for any Installment Date occurring prior to the Company Alternative Redemption Date or the corresponding provisions under the Other Notes), then the Company shall elect to redeem a principal amount (together with the related Additional Amount) from each of the holders of the Notes equal to the product of (I) the aggregate principal amount of Notes that the Company has elected to redeem pursuant to this Section 7 (or the similar provisions of the Other Notes), multiplied by
(II) the Holder's Allocation Percentage (such amount with respect to each Holder is referred to as its "PRO RATA REDEMPTION AMOUNT" and with respect to the Holder is referred to as the Pro Rata Redemption Amount). In the event that the initial holder of any Notes shall sell or otherwise transfer any of such holder's Notes, the transferee shall be allocated a pro rata portion of such holder's Allocation Percentage. The Company Alternative Redemption Notice shall state (i) the date selected by the Company for the Company Alternative Redemption Date in accordance with this Section 7(a), (ii) the aggregate principal amount of the Notes that the Company has elected to redeem from all of the holders of the Notes pursuant to this Section 7 and (iii) each holder's Pro Rata Redemption Amount of the principal amount of the Notes the Company has elected to redeem pursuant to this Section 7(a).

                  (b) Mechanics of Company Alternative Redemption. If the Company has exercised its right to Company Alternative Redemption in accordance with Section 7(a) and the conditions of this Section 7 are satisfied on the Company Alternative Redemption Date (including the Conditions to Company Alternative Redemption as set forth in Section 7(c)) (or waived in writing by the Holder), then the Pro Rata Redemption Amount, if any, that remains outstanding on the Company Alternative Redemption Date shall be redeemed by the Company on such Company Alternative Redemption Date by the payment by the Company to the Holder on the Company Alternative Redemption Date, by wire transfer of immediately available funds, of an amount equal to the Company Alternative Redemption Price for the Pro Rata Redemption Amount. Notwithstanding anything contained herein to the contrary, if the Holder delivers a Conversion Notice after a Company Alternative Redemption Notice Date, but prior to the Company Alternative Redemption Date, then the Conversion Amount specified in such Conversion Notice shall be deducted (1) first, unless otherwise specified in writing by the Holder, from any unconverted Installment Conversion Amount relating to the immediately preceding Installment Date, unconverted Pro Rata Conversion Amount relating to the immediately preceding Installment Date and/or unconverted Mandatory Compliance Conversion Amount which is the subject of a Mandatory Compliance Conversion Notice relating to the immediately preceding Early Repayment Notice Date (in each case as specified in the applicable Conversion Notice), then (2) second, from any Installment Redemption Amount which is the subject of an Installment Notice but which has not yet been redeemed, then (3) third, from any Mandatory Compliance Redemption Amount which is the subject of a Mandatory Compliance Notice but which has not yet been redeemed, then (4) fourth, from the Pro Rata Redemption Amount, and then (5) fifth, in accordance with Section 2(d)(ix). All principal amounts of this Note redeemed pursuant to this Section 7 shall be deducted first from the Installment Amount relating to the latest Installment Date (i.e., nearest to the Maturity
Date) with respect to which Installment Amounts remain outstanding and then sequentially from the immediately preceding Installment Amounts. Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Company Alternative Redemption shall contain any material non-public information.

                  (c) Conditions to Company Alternative Redemption. For purposes of this Section 7, "CONDITIONS TO COMPANY ALTERNATIVE REDEMPTION" means the following conditions: (i) during the period beginning on and including Issuance Date and ending on and including the Company Alternative Redemption Date, the Company shall have delivered Shares upon conversion of Conversion Amounts on a timely basis as set forth in Section 2(d)(ii) and delivered Shares upon exercise of the Warrants on a timely basis as set forth in Section 2(a) of the Warrants;
(ii) on each day during the period beginning ninety (90) days prior to the Company

Alternative Redemption Notice Date and ending on and including the applicable Company Alternative Redemption Date, the Common Stock is quoted on The NASDAQ Stock Market's OTC Bulletin Board or listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, and if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, the Common Stock has not been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the period beginning on and including the Issuance Date and ending on and including the applicable Company Alternative Redemption Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control that has not been abandoned, terminated or consummated and publicly disclosed as such at least ten (10) Trading Days prior to the Company Alternative Redemption Notice Date or (y) a Triggering Event or an Event of Default; (iv) on each day during the period beginning ninety (90) days prior to the Company Alternative Redemption Notice Date and ending on and including the applicable Company Alternative Redemption Date, the Initial Registration Statement (as defined in the Registration Rights Agreement) shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement) and there shall not have been any Grace Period (as defined in the Registration Rights Agreement) during such period; (v) if a Change of Control is consummated on or after the Issuance Date, the Company Alternative Redemption Date is at least twenty (20) Business Days after the consummation and public announcement of such Change of Control; and (vi) on each day during the period beginning ninety (90) days prior to the Company Alternative Redemption Notice Date and ending on and including the applicable Company Alternative Redemption Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all respects and shall not have breached or been in breach of any provision or covenant of the Securities Purchase Agreement, the Security Documents, the Registration Rights Agreement, any of the Warrants or any of the Notes.

                  (d) Remedies. In the event that the Company does not pay the Company Alternative Redemption Price in full for the Holder's Pro Rata Redemption Amount on the Company Alternative Redemption Date and the Conditions to the Company Alternative Redemption were satisfied, or to the extent not satisfied, were waived by the Holder, then in addition to any remedy the Holder may have under this Note and the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity) (i) the Company Alternative Redemption Price payable in respect of such unredeemed Pro Rata Redemption Amount shall bear interest at the rate of 2.0% per month (prorated for partial months) and (ii) the Company shall not be permitted to submit another Company Alternative Redemption Notice without the prior written consent of the Holder.

            (8) Company Alternative Conversion.

                  (a) General. The Company shall have the right, in its sole discretion, to require that all or any portion of the Principal (together with the Additional Amount with respect thereto) be converted ("COMPANY ALTERNATIVE CONVERSION") (excluding Principal that is part of (x) an Installment Amount relating to an Installment Notice Date (y) a Mandatory Compliance Amount relating to a Mandatory Compliance Notice Date or (z) a Pro Rata Redemption Amount relating to a Company Alternative Redemption Notice Date, in any such case occurring prior to the Company Alternative Conversion Notice Date) at the applicable Conversion Price during any Installment Period commencing on or after March 1, 2005, in accordance with the terms and conditions of this Section 8 and provided that the Conditions to Company Alternative Conversion (as set forth below) are satisfied. The Company may exercise its right to Company Alternative Conversion only by delivering to the Holder written notice thereof ("COMPANY ALTERNATIVE CONVERSION NOTICE") at the same time it delivers the Installment Notice with respect to such Installment Period. The date on which the Holder receives the Company Alternative Conversion Notice is referred to as the "COMPANY ALTERNATIVE CONVERSION NOTICE DATE"). The Company Alternative Conversion Notice shall be irrevocable by the Company. If the Company elects a Company Alternative Conversion pursuant to this Section 8, then it must simultaneously take the same action with respect to the Other Notes. The Company shall require conversion of a principal amount (together with the related Additional Amount) from each holder of the Notes equal to the product of (I) the aggregate principal amount of Notes that the Company has elected to convert pursuant to this Section 8 (or the similar provisions of the Other Notes), multiplied by (II) such holder's Allocation Percentage (such amount with respect to each holder is referred to as its "PRO RATA CONVERSION AMOUNT"). The Company Alternative Conversion Notice shall indicate (x) the aggregate principal amount of the Notes that the Company has elected to convert from all the holders of the Notes pursuant to this
Section 8 (or other similar provisions in the Other Notes) and (z) each holder's Pro Rata Conversion Amount of the principal amount of the Notes the Company has elected to convert pursuant to this Section 8 (or other similar provisions in the Other Notes).

                  (b) Mechanics of Company Alternative Conversion. If the Company has exercised its right to Company Alternative Conversion in accordance with Section 8(a) and the conditions of this Section 8 are satisfied on the Company Alternative Conversion Date (including the Conditions to Company Alternative Conversion as set forth in Section 8(c)) (or waived in writing by the Holder), then, subject to the limitations set forth in Sections 5 and 8(d), the Holder shall convert the Pro Rata Conversion Amount, together with any Additional Amount with respect to the allocable portion of the principal represented by such Pro Rata Conversion Amount accruing through and including the applicable Conversion Date, at such time or times as the Holder, in its sole discretion determines, during the Company Alternative Conversion Period (as defined below). If the Conditions to Company Alternative Conversion are not satisfied (or waived in writing by the Holder) on such Company Alternative Conversion Date, then the Company Alternative Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Pro Rata Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii). In the event any Pro

Rata Conversion Amount has not been converted by the Holder prior to the date immediately preceding the next subsequent Installment Date (or the Maturity Date in the case of the final installment) (the "FINAL COMPANY ALTERNATIVE CONVERSION DETERMINATION DATE"), then, subject to the limitations set forth in Sections 5 and 8(e), the remaining Pro Rata Conversion Amount shall be converted as of the Final Company Alternative Conversion Determination Date, as if the Holder had delivered a Conversion Notice pursuant to Section 2 with respect to such Pro Rata Conversion Amount on the Final Company Alternative Conversion Determination Date but without the Holder being required to actually deliver such Conversion Notice, provided that the Conditions to Company Alternative Conversion are satisfied (or waived in writing by the Holder) on the Final Company Alternative Conversion Determination Date; in the event that the Conditions to Company Alternative Conversion are not satisfied on the Final Company Alternative Conversion Determination Date, then the Company Alternative Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Pro Rata Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii). Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Company Alternative Conversion shall contain any material non-public information. "COMPANY ALTERNATIVE CONVERSION PERIOD" means the next Installment Period following a Company Alternative Conversion Notice.

                  (c) Conditions to Company Alternative Conversion. "CONDITIONS TO COMPANY ALTERNATIVE CONVERSION" means the following conditions: (i) the aggregate principal amount of the Notes selected for conversion by the Company as reflected in the Company Alternative Conversion Notice is at least $500,000 (or, if less, the aggregate principal amount of the Notes then outstanding);
(ii) the aggregate Conversion Amount of the Notes selected for conversion by the Company as reflected in the Company Alternative Conversion Notice shall not exceed the difference between (A) ten percent (10%) of the product of (I) the arithmetic average of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market over the twenty (20) consecutive Trading Days ending on and including the date that is immediately preceding the Company Alternative Conversion Notice Date and (II) the number of Expected Trading Days during such Company Alternative Conversion Period to which the Company Alternative Conversion Notice relates, minus (B) the aggregate of any Installment Conversion Amounts of all of the Notes with respect to such Installment Period; (iii) during the period beginning on and including the Issuance Date and ending on and including the Company Alternative Conversion Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control that has not been abandoned, terminated or consummated and publicly disclosed as such at least ten (10) Trading Days prior to the Company Alternative Conversion Date or (y) a Triggering Event or an Event of Default; (iv) during the period beginning on and including the Issuance Date and ending on and including the date on which 100% of the applicable Pro Rata Conversion Amount (and any Additional Amount with respect thereto) has been converted into

Common Stock in accordance with this Section 8 (the "COMPANY ALTERNATIVE CONVERSION DATE"), the Company shall have delivered Shares upon conversion of the Notes and upon exercise of the Warrants on a timely basis as set forth in
Section 2(d)(ii) of the Notes and Section 2(a) of the Warrants, respectively;
(v) on each day during the period beginning on and including the date that is ninety (90) days prior to the Company Alternative Conversion Notice Date and ending on and including the applicable Company Alternative Conversion Date, the Common Stock is quoted on The NASDAQ Stock Market's OTC Bulletin Board or listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, and if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, the Common Stock has not been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (vi) on each day during the period beginning on and including the date that is ninety
(90) days prior to the Company Alternative Conversion Notice Date and ending on and including the Company Alternative Conversion Date, the Initial Registration Statement (as defined in the Registration Rights Agreement) shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement) and there shall not have been any Grace Period (as defined in the Registration Rights Agreement); (vii) on each day during the period beginning ninety (90) days, prior to the Company Alternative Conversion Notice Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all respects and shall not have breached or been in breach of any provision or covenant of the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents, any of the Warrants or any of the Notes; (viii) the Shareholder Approval has been obtained or the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market such that approval of the Company's shareholders to issue Conversion Shares upon the conversion of the Notes and Warrant Shares upon exercise of the Warrants in excess of the Exchange Cap is not required and (ix) on each of the five consecutive Trading Days immediately preceding the delivery of the Company Alternative Conversion Notice specifying any Pro Rata Conversion Amount, the Weighted Average Price of the Common Stock shall exceed $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement).

                  (d) Company Alternative Conversion Floor. If the Weighted Average Price of the Common Stock during the applicable Company Alterative Conversion Period falls below $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement) or such higher price (which shall be the same as the Installment Trigger Price then in effect, if the Company has established an Installment Trigger Price in excess of $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement), or otherwise shall not exceed 85% of the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) Trading Days immediately preceding the Company Alternative Conversion Notice Date and (ii) the Weighted Average Price on the Trading Day immediately preceding the Company Alternative

Conversion Notice Date) as provided by the Company in the applicable Company Alternative Conversion Notice (the "COMPANY ALTERATIVE CONVERSION TRIGGER PRICE"), then any Company Alterative Conversion pursuant to Section 8(b) shall automatically terminate with respect to any Pro Rata Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Company Alternative Conversion Floor Trigger Date (as defined below), in accordance with this Section 8(d). The Company Alterative Conversion Trigger Price shall be subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction. The first Trading Day, if any, during the applicable Company Alterative Conversion Period on which the Weighted Average Price of the Common Stock is less than the Company Alterative Conversion Trigger Price shall constitute a "COMPANY ALTERATIVE CONVERSION FLOOR TRIGGER DATE" with respect to such Company Alterative Conversion Period. On the first day immediately following the Company Alterative Conversion Floor Trigger Date, the Company Alternative Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Pro Rata Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Company Alternative Conversion Floor Trigger Date and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal and interest represented by such amount in accordance with Section 2(d)(vii).

                  (e) Company Alternative Conversion Period Volume Limitations. Notwithstanding anything contained in this Section 8 to the contrary, the Holder shall not be required (but shall be permitted) to convert (and shall not be deemed, solely as a result of Section 8(b), to have converted) any portion of the Pro Rata Conversion Amount on the applicable Final Company Alternative Determination Date in excess of the difference between (A) the product of (I) the Holder's Allocation Percentage and (II) ten percent (10%) of the sum of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period, minus (B) the aggregate of any Conversion Amounts converted by the Holder during the Company Alternative Conversion Period (such determination to be made after the applicable determinations are made on the same date pursuant to Sections 6(f) and 13(f)). Following the Final Company Alternative Conversion Determination Date, the Company Alternative Conversion shall be null and void with respect to the Pro Rata Conversion Amount which was not converted on the Final Company Alternative Conversion Determination Date as a result of the limitation set forth in the immediately preceding sentence, and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal and interest represented by such amount in accordance with Section 2(d)(vii).

            (9) Reservation of Shares.

                  (a) Reservation. The Company shall, so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of Shares as shall from time to time be sufficient to effect the conversion of all of the principal amount then outstanding under the Notes (together with accrued Additional Amounts thereon); provided that the number of Shares so reserved shall at no time be less than 200% of the number of Shares for which the Notes are at any time convertible (without regard to any limitations on conversions) (the "REQUIRED RESERVE AMOUNT"). The initial number of Shares reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the time of issuance of the Notes or increase in the number of reserved Shares, as the case may be. In the event the Holder shall sell or otherwise transfer any portion of the Holder's Notes, each transferee shall be allocated a pro rata portion of the number of Shares reserved for such transferor. Any Shares reserved and allocated to any Person that ceases to hold any Notes shall be allocated to the remaining holders of the Notes, pro rata based on the principal amount of the Notes then held by such holders.

                  (b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved Shares to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of Shares equal to the Required Reserve Amount (an "AUTHORIZED SHARE FAILURE"), then the Company shall immediately take all action necessary to increase the Company's authorized Shares to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety
(90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the authorization of an increase in the number of authorized Shares. In connection with such meeting, the Company shall file with the SEC, and provide each stockholder with, a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized Shares and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. The proxy statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading.

            (10) Voting Rights. The Holders of the Notes shall have no voting rights, except as required by law and as expressly provided in this Note.

            (11) Defaults and Remedies.

                  (a) Events of Default. An "EVENT OF DEFAULT" is (i) default in payment of any principal amount of this Note, the Redemption Price, the Installment Redemption Price, the Additional Redemption Price, the Second Redemption Price, the Company Alternative Redemption Price, the Change of Control Redemption Price, the

Mandatory Compliance Additional Redemption Price, the Mandatory Second Redemption Price or the Mandatory Compliance Redemption Price when and as due;
(ii) failure by the Company for ten (10) days after notice to it to comply with any other provision of this Note in all material respects; (iii) any default in payment of at least $100,000, individually or in the aggregate, under or acceleration prior to maturity of, or any event or circumstances arising such that, any person is entitled, or could, with the giving of notice and/or lapse of time and/or the fulfillment of any condition and/or the making of any determination, become entitled, to require repayment before its stated maturity of, or to take any step to enforce any security for, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of at least $100,000 by the Company or any of its Subsidiaries or for money borrowed the repayment of at least $100,000 of which is guaranteed by the Company or any of its Subsidiaries, whether such indebtedness or guarantee now exists or shall be created hereafter;
(iv) if the Company or any of its Subsidiaries pursuant to or within the meaning of any Bankruptcy Law (as defined below); (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case;
(C) consents to the appointment of a Custodian of it or any of its Subsidiaries for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Company in an involuntary case; (2) appoints a Custodian (as defined below) of the Company or any Subsidiary for all or substantially all of its property; or (3) orders the liquidation of the Company or any Subsidiary;
(vi) the Company fails to file, or is determined to have failed to file, in a timely manner any report required to be filed with the SEC pursuant to the 1934 Act; provided, however, that a failure to file in a timely manner a report that is required solely pursuant to Item 1.01, 1.02, 2.03, 2.04, 2.05, 2.06 or 4.02(a) of SEC Form 8-K shall not be deemed an Event of Default pursuant to this clause (vi); (vii) the Company or any of its Domestic Subsidiaries breaches any representation, warranty, covenant or other term or condition of the Security Documents; or (viii) one or more judgments, non-interlocutory orders or decrees shall be entered against any the Company or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, of $100,000 or more, and the same shall remain unsatisfied, unvacated, unbonded or unstayed pending appeal for a period of thirty (30) days after the entry thereof. The term "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. Within five (5) Business Days after the occurrence of any Event of Default set forth in clause (iii) or clause (vi) above, the Company shall deliver written notice thereof to the Holder.

                  (b) Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including all amounts due hereunder (the "ACCELERATION AMOUNT"), to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses
(iv) and (v) of Section 11(a), this Note shall immediately become due and payable without further action or notice. In addition to any remedy the Holder may have under this Note and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Nothing in this Section 11 shall limit any other rights the Holder may have under this Note, the Security Documents or the Securities Purchase Agreement, including Section 3 of this Note.

                  (c) Void Acceleration. In the event that the Company does not pay the Acceleration Amount within five (5) Business Days of this Note becoming due under Section 11(b), at any time thereafter and until the Company pays such unpaid Acceleration Amount in full, the Holder shall have the option (the "VOID ACCELERATION OPTION") to, in lieu of redemption, require the Company to promptly return this Note (to the extent this Note has been previously delivered to the Company), in whole or any portion thereof, to the Holder, by sending written notice thereof to the Company via facsimile (the "VOID ACCELERATION NOTICE"). Upon the Company's receipt of such Void Acceleration Notice, (i) the acceleration pursuant to Section 11(b) shall be null and void with respect to the portion of this Note subject to such Void Acceleration Notice, (ii) the Company shall promptly return this Note (to the extent this Note has been previously delivered to the Company) to the Holder, (iii) the Fixed Conversion Price with respect to all the Principal shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the Void Acceleration Notice is delivered to the Company and (B) the lowest Weighted Average Price of the Common Stock during the period beginning on and including the date on which this Note became due under Section 11(b) and ending on and including the date on which the Void Acceleration Notice is delivered to the Company.

            (12) Other Indebtedness. Payments of principal and other payments due under this Note shall not be subordinated to any obligations of the Company. The Holder of this Note is entitled to the benefits of the Security Documents, and in the event of a transfer of this Note in accordance with the terms hereof and the Securities Purchase Agreement, the Holder shall be deemed to have assigned its rights under the Security Documents. For so long as this Note is outstanding, the Company shall not, and shall not permit any of its Subsidiaries (as defined in the Securities Purchase Agreement) to, (a) issue or incur any Indebtedness (as defined below), except for Indebtedness the holders of which agree in writing to be subordinate to this Note on terms and conditions acceptable to the Holder, including with regard to interest payments or repayment of principal, (b) issue or incur any Indebtedness that would mature or require or permit repayment or redemption prior to the Maturity Date; (c) issue or incur any Indebtedness which is secured by any of the collateral or other property subject to the Security Documents; (d) issue any capital stock of the Company or any Subsidiary redeemable prior to the Maturity Date; or (e) directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by the Company or any of its Subsidiaries. For purposes of this Note: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than unsecured account trade payables that are (i) entered into or incurred in the ordinary course of the Company's and its Subsidiaries' business, (ii) on terms that require full payment within 90 days, (iii) not unpaid in excess of 90 days beyond invoice due date or are being contested in good faith and as to which such reserve as is required by United States generally accepted accounting principles ("GAAP") has been made and (iv) not exceeding at any one time an aggregate among the Company and its Subsidiaries of $2,500,000), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures, redeemable capital stock or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all indebtedness referred to in clauses (A) through (E) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person that owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (G) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (F) above, and (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

            (13) Mandatory Compliance Conversion or Redemption.

                  (a) General. On or after January 1, 2005, upon the occurrence of an Equity Liquidity Test Failure or a Share Availability Test Failure, the Holder may elect to have up to that principal amount of this Note equal to the Mandatory Compliance Amount, and any Additional Amount with respect thereto, repaid early by the Company. Beginning on January 1, 2005 and on each first Business Day of each calendar month thereafter, the Company shall deliver to the Holder a certificate executed by its Chief Financial Officer (an "OFFICER'S CERTIFICATE") certifying as to whether or not as of such date there is an Equity Liquidity Test Failure or a Share Availability Test Failure, and the related calculations thereto. Notwithstanding any failure by the Company to timely deliver such Officer's Certificate, the Holder shall still have the right to elect to have a portion of this Note redeemed in accordance with this Section 13 by delivering to the Company an Early Repayment Election Notice (as defined below). If, in the event of an Equity Liquidity Test Failure or a Share Availability Test Failure, the Holder elects to have all or any portion of the Mandatory Compliance Amount repaid early in accordance with this Section 13, the Holder shall provide the Company with written notice (an "EARLY REPAYMENT ELECTION NOTICE") of such election (an "EARLY REPAYMENT ELECTION") not later than two (2) Business Days after receipt by the Holder of an Officer's Certificate that certifies the existence of the Equity Liquidity Test Failure or the Share Availability Test Failure. The date of the Holder's delivery of an Early Repayment Election Notice is referred to herein as the "EARLY REPAYMENT NOTICE DATE." Upon receipt of the Early

Repayment Election Notice, the Company shall either (i) require conversion of the applicable Mandatory Compliance Amount, in whole or in part, in accordance with this Section 13 at the applicable Conversion Price, but subject to the limitations set forth in Sections 5 and 13(f) and satisfaction of the Conditions to Mandatory Compliance Conversion (as defined below) (a "MANDATORY COMPLIANCE CONVERSION") or (ii) redeem the applicable Mandatory Compliance Amount, in whole or in part, in accordance with this Section 13 (a "MANDATORY COMPLIANCE REDEMPTION"); and provided that all of the outstanding applicable Mandatory Compliance Amount must be converted or redeemed by the Company, subject to the provisions of this Section 13; provided further that the Company may elect more than one of the Mandatory Compliance Conversion and the Mandatory Compliance Redemption, if each such election is with respect to at least 20% of the Mandatory Compliance Amount. Within two (2) Business Days of the Early Repayment Notice Date, the Company shall deliver a written notice to the Holder (each a "MANDATORY COMPLIANCE NOTICE"), which Mandatory Compliance Notice shall state
(i) the portion, if any, of the applicable Mandatory Compliance Amount which the Company elects to convert pursuant to an Mandatory Compliance Conversion (the "MANDATORY COMPLIANCE CONVERSION AMOUNT"), (ii) the portion, if any, of the applicable Mandatory Compliance Amount which the Company elects to redeem pursuant to an Mandatory Compliance Redemption (the "MANDATORY COMPLIANCE REDEMPTION AMOUNT"), which amount when added to the Mandatory Compliance Conversion Amount must equal the applicable Mandatory Compliance Amount, and
(iii) if the Company has elected, in whole or in part, a Mandatory Compliance Conversion, then the Mandatory Compliance Notice shall certify as of the date of the Mandatory Compliance Notice that the Conditions to Mandatory Compliance Conversion are satisfied as of the date of the Mandatory Compliance Notice (a Mandatory Compliance Notice electing a Mandatory Compliance Conversion being referred to herein as a "MANDATORY COMPLIANCE CONVERSION NOTICE"). If at any time during a Mandatory Compliance Period (as defined below) after the Company delivers an Mandatory Compliance Notice certifying that the Conditions to Mandatory Compliance Conversion are satisfied, one or more of the Conditions to Mandatory Compliance Conversion is no longer satisfied (a "MANDATORY COMPLIANCE SUBSEQUENT CONDITION FAILURE"), the Company shall immediately notify the Holder the Conditions to Mandatory Compliance Conversion are no longer satisfied. If the Company does not deliver an Mandatory Compliance Notice in accordance with this Section 13(a), then the "MANDATORY COMPLIANCE REDEMPTION AMOUNT" shall mean the applicable Mandatory Compliance Amount, and the Company shall be deemed to have elected a Mandatory Compliance Redemption. The Mandatory Compliance Notice shall be irrevocable. The Company shall elect to redeem and convert the applicable Mandatory Compliance Amount pursuant to this Section 13 and the corresponding Mandatory Compliance Amounts of the Other Notes, to the extent the Holders of such Other Notes have also made an Early Repayment Election pursuant to the corresponding provisions of the Other Notes, in the same ratio of principal amount being redeemed and principal amount being converted. The Mandatory Compliance Redemption Amount (whether set forth in the Mandatory Compliance Notice or by operation of this Section 13(a)) shall be redeemed in accordance with Section 13(b) and the Mandatory Compliance Conversion Amount shall be converted in accordance with Section 13(c). For purposes hereof, "MANDATORY COMPLIANCE PERIOD" means the period beginning on the date the Company delivers the Holder a Mandatory Compliance Conversion Notice and ending on and including the date immediately preceding the first Business Day of the calendar month following the calendar month in which such Mandatory Compliance Conversion Notice is delivered.

                  (b) Mechanics of Mandatory Compliance Redemption. If the Company elects, or is deemed to have elected, a Mandatory Compliance Redemption in accordance with Section 13(a), then on the fifth (5th) Business Day following the Early Repayment Notice Date (the "MANDATORY COMPLIANCE REDEMPTION DATE"), the Company shall pay to the Holder, by wire transfer of immediately available funds, an amount in cash (the "MANDATORY COMPLIANCE REDEMPTION PRICE") equal to 100% of the Mandatory Compliance Redemption Amount, together with the Additional Amount with respect thereto through and including the Mandatory Compliance Redemption Date. If the Company fails to redeem any Mandatory Compliance Redemption Amount on the Mandatory Compliance Redemption Date by payment to the Holder of the applicable Mandatory Compliance Redemption Price, then in addition to any remedy the Holder may have under this Note (including Section 3) and the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Mandatory Compliance Redemption Price payable in respect of such unredeemed Mandatory Compliance Redemption Amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Notwithstanding anything to the contrary in this Section 13, but subject to Section 5, until the Mandatory Compliance Redemption Price (together with any interest thereon) is paid in full, the Mandatory Compliance Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 2. In the event the Holder delivers a Conversion Notice to the Company after the Holder's receipt of the Mandatory Compliance Notice in which the Company elects or is deemed to have elected a Mandatory Compliance Redemption, but prior to the Mandatory Compliance Redemption Date, the Conversion Amount specified in such Conversion Notice shall be deducted (1) first, unless otherwise specified in writing by the Holder, from any Installment Conversion Amount relating to the immediately preceding Installment Date, Pro Rata Conversion Amount relating to the immediately preceding Installment Date and/or Mandatory Compliance Conversion Amount relating to the immediately preceding Mandatory Compliance Conversion Notice Date (in each case as specified in the applicable Conversion Notice), then (2) second, from any Installment Redemption Amount which is the subject of an Installment Notice but which has not yet been redeemed, then (3) third, from the Mandatory Compliance Amount, then (4) fourth, from any Pro Rata Redemption Amount which is the subject of a Company Alternative Redemption Notice but which has not yet been redeemed, and then (5) fifth, in accordance with Section 2(d)(ix).

                  (c) Mechanics of Mandatory Compliance Conversion. If the Company delivers a Mandatory Compliance Conversion Notice in accordance with
Section 13(a), then, subject to the limitations set forth in Sections 5 and 13(f), the Holder shall convert the applicable Mandatory Compliance Conversion Amount, together with any Additional Amount with respect to the allocable portion of the principal represented by such Mandatory Compliance Conversion Amount accruing through and including the applicable Conversion Date, at such time or times as the Holder, in its sole discretion determines, during the Mandatory

Compliance Period. The Holder shall convert all or any portion of the applicable Mandatory Compliance Conversion Amount and such Additional Amount by delivering a Conversion Notice pursuant to Section 2 with respect to the portion of such Mandatory Compliance Conversion Amount being so converted and the applicable Additional Amount through and including the Conversion Date thereof; provided that the Conditions to Mandatory Compliance Conversion are satisfied (or waived in writing by the Holder) on the date the Company delivers the Mandatory Compliance Conversion Notice to the Holder and at the time the Holder delivers the Conversion Notice. In the event of a Mandatory Compliance Subsequent Condition Failure (where such unsatisfied conditions are not waived in writing by the Holder), the Company shall redeem such unconverted Mandatory Compliance Conversion Amount, or portion thereof, together with the applicable Additional Amount through and including the date of such redemption, (such designated amount being referred to as the "MANDATORY COMPLIANCE ADDITIONAL REDEMPTION AMOUNT"). Such redemption shall occur on the first Business Day after the Mandatory Compliance Subsequent Condition Failure (the "MANDATORY COMPLIANCE ADDITIONAL PAYMENT DATE") and the Company shall pay to the Holder on the Mandatory Compliance Additional Payment Date, by wire transfer of immediately available funds, an amount in cash (the "MANDATORY COMPLIANCE ADDITIONAL REDEMPTION PRICE") equal to 100% of the Mandatory Compliance Additional Redemption Amount. If the Company fails to redeem any Mandatory Compliance Additional Redemption Amount on the Mandatory Compliance Additional Payment Date by payment of the Mandatory Compliance Additional Redemption Price, then the Holder shall have the rights set forth in Section 13(b) as if the Company failed to pay the applicable Mandatory Compliance Redemption Price (including such failure constituting a Triggering Event described in Section 3(b)(viii)). In the event any Mandatory Compliance Conversion Amount has not been converted by the Holder prior to the date immediately preceding the first Business Day of the next calendar month (or the Maturity Date in the case of the final installment) (a "FINAL MANDATORY COMPLIANCE DETERMINATION DATE"), then, subject to the limitations set forth in Sections 5 and 13(f), the remaining Mandatory Compliance Conversion Amount, together with the applicable Additional Amount through and including the Final Mandatory Compliance Determination Date, shall be converted as of the Final Mandatory Compliance Determination Date, as if the Holder had delivered a Conversion Notice pursuant to Section 2 with respect to such Mandatory Compliance Conversion Amount on the Final Mandatory Compliance Determination Date but without the Holder being required to actually deliver such Conversion Notice, provided that the Conditions to Mandatory Compliance Conversion are satisfied (or waived in writing by the Holder) on the Final Mandatory Compliance Determination Date; in the event that the Conditions to Mandatory Compliance Conversion are not satisfied on the Final Mandatory Compliance Determination Date, the Company shall redeem such Mandatory Compliance Conversion Amount, together with the applicable Additional Amount through and including the Final Mandatory Compliance Determination Date, in accordance with the provisions of this Section 13(c) with respect to a redemption following a Mandatory Compliance Subsequent Condition Failure. Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Mandatory Compliance Conversion shall contain any material non-public information. "MANDATORY COMPLIANCE CONVERSION NOTICE DATE" means the date the Holder receives the Mandatory Compliance Conversion Notice.

                  (d) Conditions to Mandatory Compliance Conversion. For purposes of this Section 13, "CONDITIONS TO MANDATORY COMPLIANCE CONVERSION" means the following conditions: (i) during the period beginning on and including the Issuance Date and ending on and including the date on which 100% of the applicable Mandatory Compliance Conversion Amount (and any Additional Amount with respect thereto) has been converted into Common Stock in accordance with this Section 13 (the "MANDATORY COMPLIANCE CONVERSION DATE"), the Company shall have delivered Shares upon conversion of Conversion Amounts of this Note on a timely basis as set forth in Section 2(d)(ii) and delivered Shares upon exercise of the Warrants on a timely basis as set forth in Section 2(a) of the Warrants;
(ii) on each day during the period beginning ninety (90) days prior to the Early Repayment Notice Date and ending on and including the applicable Mandatory Compliance Conversion Date, the Common Stock is quoted on The NASDAQ Stock Market's OTC Bulletin Board or listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, and if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, the Common Stock has not been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the period beginning 90 days prior to the Early Repayment Notice Date and ending on and including the applicable Mandatory Compliance Conversion Date, there shall not have occurred the consummation of a Change of Control; (iv) during the period beginning on and including the Issuance Date and ending on and including the applicable Mandatory Compliance Conversion Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control which has not been abandoned, terminated or consummated and publicly announced as such at least ten (10) Trading Days prior to the date of the Early Repayment Notice Date or (y) a Triggering Event or an Event of Default; (v) on each day during the period beginning ninety (90) days prior to the Early Repayment Notice Date and ending on and including the applicable Mandatory Compliance Conversion Date, the Registration Statement (as defined in the Registration Rights Agreement) shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement) and there shall not have been any Grace Period (as defined in the Registration Rights Agreement) during such period; (vi) on each of the five consecutive Trading Days immediately preceding the Mandatory Compliance Conversion Notice Date, the Weighted Average Price of the Common Stock shall exceed $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement); (vii) the aggregate Conversion Amount of the Notes selected for conversion by the Company as reflected in the Mandatory Compliance Conversion Notice shall not exceed the difference of (A) ten percent (10%) of the product of (I) the arithmetic average of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market over the twenty (20) consecutive Trading Days ending on and including the date that is immediately preceding the Mandatory Compliance Conversion Notice Date, and (II) the number of Expected Trading Days during the Mandatory Compliance Period to which the Mandatory Compliance Conversion Notice relates, minus (B) the aggregate of any Installment Conversion Amounts of all of the Notes with respect to any Installment Period of which the Mandatory Compliance Period is a part; (viii) the Shareholder Approval has been obtained or the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market such that approval of the Company's shareholders to issue Conversion Shares upon the conversion of the Notes and Warrant Shares upon exercise of the Warrants in excess of the Exchange Cap is not required and (ix) on each day during the period beginning ninety (90) days prior to the Early Repayment Notice Date and ending on and including the applicable Mandatory Compliance Conversion Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all respects and shall not have breached, or been in breach, of any provision or covenant of the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents, any of the Warrants or any of the Notes.

                  (e) Mandatory Compliance Floor. If the Weighted Average Price of the Common Stock during the applicable Mandatory Compliance Period falls below $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement) or such higher price (which shall be the same as the Installment Trigger Price then in effect, if the Company has established an Installment Trigger Price in excess of $1.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement), or otherwise shall not exceed 85% of the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) Trading Days immediately preceding the Company Mandatory Compliance Conversion Notice Date and (ii) the Weighted Average Price on the Trading Day immediately preceding the Mandatory Compliance Conversion Notice
Date) as provided by the Company in any applicable Mandatory Compliance Conversion Notice (the "MANDATORY COMPLIANCE CONVERSION TRIGGER PRICE"), then any Mandatory Compliance Conversion pursuant to Section 13(c) shall automatically terminate with respect to any Mandatory Compliance Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Mandatory Compliance Conversion Floor Trigger Date (as defined below), in accordance with this Section 13(e). In the event that the Company provides for a higher price in any Mandatory Compliance Notice, such new Mandatory Compliance Conversion Trigger Price shall be the Mandatory Compliance Conversion Trigger Price for all remaining Mandatory Compliance Periods under this Note, until and unless the Company provides for a new Mandatory Compliance Conversion Trigger Price in any subsequent Mandatory Compliance Conversion Notice. The Mandatory Compliance Conversion Trigger Price shall be subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction. The first Trading Day, if any, during the applicable Mandatory Compliance Period on which the Weighted Average Price of Common Stock is less than the Mandatory Compliance Conversion Trigger Price shall constitute a "MANDATORY COMPLIANCE CONVERSION FLOOR TRIGGER DATE" with respect to such Mandatory Compliance Period. On or prior to the date which is two (2) Business Days after such Mandatory Compliance Conversion Floor Trigger Date (the "MANDATORY COMPLIANCE CONVERSION SECOND PAYMENT DATE"), the Company shall redeem all of the remaining unconverted Mandatory Compliance Conversion Amount that is not subject to a Conversion Notice delivered to the

Company on or prior to the Mandatory Compliance Conversion Floor Trigger Date, together with the applicable Additional Amount (the "MANDATORY COMPLIANCE CONVERSION SECOND REDEMPTION AMOUNT"), by payment to the Holder on or before the Mandatory Compliance Conversion Second Payment Date, by wire transfer of immediately available funds, an amount in cash (the "MANDATORY SECOND REDEMPTION PRICE") equal to 100% of the Mandatory Compliance Conversion Second Redemption Amount. If the Company fails to redeem any Mandatory Compliance Conversion Second Redemption Amount on or before the Second Payment Date by payment of the Mandatory Second Redemption Price, then the Holder shall have the rights set forth in Section 13(b) as if the Company failed to pay the applicable Mandatory Compliance Conversion Redemption Price (including such failure constituting a Triggering Event described in Section 3(b)(viii)).

                  (f) Mandatory Compliance Period Volume Limitations. Notwithstanding anything contained in this Section 13 to the contrary, the Holder shall not be required (but shall be permitted) to convert (and shall not be deemed, solely as a result of Section 13(c), to have converted) any portion of the Mandatory Compliance Conversion Amount on the applicable Final Mandatory Compliance Determination Date in excess of the difference between (A) the product of (I) the Holder's Allocation Percentage and (II) ten percent (10%) of the sum of the daily dollar trading volume (as reported by Bloomberg or any successor thereto) of the Common Stock on its Principal Market on each of the Trading Days during the Mandatory Compliance Period, minus (B) the aggregate of any Installment Conversion Amounts and Mandatory Compliance Conversion Amounts converted by the Holder during the Mandatory Compliance Period (such determination to be made after any applicable determination is made on the same date pursuant to Section 6(f)). In the event that any portion of the Mandatory Compliance Conversion Amount remains unconverted on the Final Mandatory Compliance Determination Date because the Holder has not delivered a Conversion Notice with respect thereto on or prior to the Final Mandatory Compliance Determination Date and such portion does not otherwise convert as a result of the limitation set forth in this Section 13(f), the Company shall redeem such unconverted portion of the Mandatory Compliance Conversion Amount, together with the Additional Amount with respect to the allocable portion of the principal represented by such Mandatory Compliance Conversion Amount through and including the date of such redemption, on or before the date that is three (3) Business Days following Final Mandatory Compliance Determination Date, by wire transfer of immediately available funds. If the Company fails to redeem any such amount on or before such date, then the Holder shall have the rights set forth in
Section 13(b) as if the Company failed to pay the applicable Mandatory Compliance Redemption Price (including such failure constituting a Triggering Event described in Section 3(b)(viii)).

            (14) Participation; Restrictions. The Holder shall be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note in full into Shares at the Conversion Price then in effect (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the record date for such dividend or distribution, or, if no such record date is taken, immediately prior to the date as of which the record holders of Common Stock are to be determined for such dividend or distribution. Payments made pursuant to the previous sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. While this Note is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to: (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock or (ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of any of its Subsidiaries, direct or indirect, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof and set forth on Schedule 3(c) of the Securities Purchase Agreement. While this Note is outstanding, the Company and its Subsidiaries shall not enter into any agreement which would limit or restrict the Company's ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Note, the Securities Purchase Agreement, the Security Agreement, the Registration Rights Agreement and the Warrants.

            (15) Vote to Change the Terms of the Notes. The written consent of the Company and the holders representing at least two-thirds (2/3) of the principal amount then outstanding under the Notes shall be required for any change to the Notes (including this Note) and upon receipt of such consent, each Note shall be deemed amended thereby.

            (16) Lost or Stolen Notes. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a new Note of like tenor and date; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert this Note in its entirety into Shares as permitted hereunder.

            (17) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

            (18) Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Purchasers and shall not be construed against any person as the drafter hereof.

            (19) Failure or Indulgence Not Waiver. No failure or delay on the part of a the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

            (20) Notice. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

            (21) Transfer of this Note. The Holder may assign or transfer some or all of its rights hereunder, subject to compliance with the 1933 Act and the provisions of Section 2(f) of the Securities Purchase Agreement without the consent of the Company.

            (22) Payment of Collection, Enforcement and Other Costs. If (a) this
Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys' fees and disbursements.

            (23) Cancellation. After all principal and other amounts at any time owed under this Note have been paid in full or converted into Shares in accordance with the terms hereof, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

            (24) Note Exchangeable for Different Denominations. Subject to
Section 2(d)(viii), in the event of a conversion or redemption pursuant to this Note of less than all of the Principal, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of this Note, a new Note of like tenor representing the remaining Principal that has not been so converted or redeemed. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes containing the same terms and conditions and representing in the aggregate the Principal, and each such new Note will represent such portion of such Principal as is designated by the Holder at the time of such surrender. The date the Company issued this Note shall be the "Issuance Date" hereof regardless of the number of times a new Note shall be issued.

            (25) Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Security Documents and the Securities Purchase Agreement.

            (26) Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other country or jurisdiction) that would cause the application of the laws of any jurisdiction or country other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (27) Effect of Redemption or Conversion; No Prepayment. Upon payment of the Redemption Price, the Installment Redemption Price, the Additional Redemption Price, the Second Redemption Price, the Company Alternative Redemption Price, Change of Control Redemption Price, Mandatory Compliance Additional Redemption Price, the Mandatory Second Redemption Price or the Mandatory Compliance Redemption Price or the amount provided for in Section 2(d)(vii), each in accordance with the terms hereof with respect to any portion of the Principal, or delivery of Shares upon conversion of any portion of the Principal in accordance with the terms hereof, such portion of the Principal shall be deemed paid in full and shall no longer be deemed outstanding for any purpose. Except as specifically set forth in this Note, the Company does not have any right, option, or obligation, to pay any portion of the Principal at any time prior to the Maturity Date.

            (28) Payment Set Aside. To the extent that the Company makes a payment or payments to the Holder hereunder or the Holder enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other person under any law (including any bankruptcy law, U.S. state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (29) Interpretative Matters. Unless the context otherwise requires,
(a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word "including" in this Agreement shall be by way of example rather than limitation.

                                   * * * * * *

      IN WITNESS WHEREOF, the Company has caused this Note to be signed by _____________, its ____________________, as of the ___ day of _________ 2004.

                                                     GALAXY ENERGY CORPORATION

                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                    EXHIBIT I
                            GALAXY ENERGY CORPORATION
                                CONVERSION NOTICE

      Reference is made to the Convertible Note (the "NOTE") of Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Shares of Common Stock, par value $0.001 per share (the "COMMON STOCK"), of the Company, as of the date specified below.

      Date of Conversion:_______________________________________________________

      Aggregate Conversion Amount to be converted:______________________________

      Additional Amount, applicable thereto, to be converted:___________________

Please confirm the following information:

      This conversion represents a: (check each one, if any, that applies and enter the applicable conversion amount applicable thereto)

      [ ]         Company Installment Conversion:_______________________________

      [ ]         Mandatory Compliance Conversion:______________________________

      [ ]         Company Alternative Conversion:_______________________________

      Conversion Price:_________________________________________________________

      Number of shares of Common Stock to be issued:____________________________

      Is the Variable Priced being relied on pursuant to Section 2(f)(iii) of the Note? (check one) Yes____ No____

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

      Issue to:_________________________________________________________________

      Facsimile Number:_________________________________________________________

      Authorization:______________________________
            By:___________________________________
            Title:________________________________

      Dated:______________________________________

      DTC Participant Number and Name (if electronic book entry transfer):______

      Account Number (if electronic book entry transfer):_______________________

                                 ACKNOWLEDGMENT

      The Company hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ___________ ___, 200_ from the Company and acknowledged and agreed to by [TRANSFER AGENT].

                                                GALAXY ENERGY CORPORATION

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________